UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 16, 2025

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

Between July 10, 2025 and July 15, 2025, Hyperscale Data, Inc. (the “Company”) issued an aggregate of 2,525,000 shares of Class A Common Stock upon conversion of approximately 2,290.14 shares of Series B Convertible Preferred Stock. On July 11, 2025, the Company issued 19 shares of Class A Common Stock upon conversion of an equal number of shares of Class B Common Stock. The shares of Class A Common Stock were issued in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended.

On July 15, 2025, the Company issued 100,000 shares of Class A Common Stock upon conversion of $94,628 of an outstanding convertible note. The Class A Common Stock were offered and sold in reliance upon an exemption from the registration requirements under Section 3(a)(9) under the Securities Act.

As of July 15, 2025, the Company had 19,314,883 shares of Class A Common Stock outstanding.

Item 7.01	Regulation FD Disclosure.

On July 16, 2025, the Company issued a press release announcing a cash dividend to holders of the 13.00% Series D Cumulative Redeemable Preferred Stock of $0.2708333 per share (the “Press Release”). In addition, the Press Release also announced a cash dividend to holders of the 10.00% Series E Cumulative Redeemable Perpetual Preferred Stock of $0.20833 per share. The record date for both dividends is July 31, 2025, and the payment date is August 11, 2025. A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Press Release issued on July 16, 2025.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: July 16, 2025	/s/ Henry Nisser
Henry Nisser President and General Counsel